Reversals (Impairments) of tangible and intangible assets and right-of-use assets	12 Months Ended
Dec. 31, 2024
Reversals (Impairments) of tangible and intangible assets and right-of-use assets
Reversals (Impairments) of tangible and intangible assets and right-of-use assets

15 Reversals (Impairments) of tangible and intangible assets and right-of-use assets. Sensitivity of outcomes to decarbonisation scenarios

The recoverability test of carrying amounts of oil&gas cash generating units (CGUs) is the most important of the critical accounting estimates in the preparation of Eni’s consolidated financial statements. This owes to the relative weight of the invested capital in the sector on total consolidated assets.

Future expected cash flows associated with the use of oil&gas assets are based on management’s judgment and subjective assumptions about highly uncertain matters like future hydrocarbons prices, assets’ useful lives, projections of future operating and capital expenditures, the volumes of reserves that will ultimately be recovered and costs of decommissioning oil&gas assets at the end of their useful lives. Furthermore, the recoverability of carrying amounts is still pending on the management’s commitment at allocating funds to continue reserves development, and hence is subject to possible changes to capital allocation priorities. The hydrocarbon prices are forecasted based on management’s expectations about future trends in demands and supplies of hydrocarbons in the long-term, which incorporate assumptions on several scenario variables, including the rate of macroeconomic growth, evolution in consumers’ preferences, changes in governments’ regulatory and political framework in response to climate change and preservation of the ecosystem, the pace of the energy transition, the role of technologies, and finally production plans of public oil&gas companies and production policies of the OPEC+ alliance. Eni’s forecast prices are constantly benchmarked against the market view of investment banks and energy consultants.

Below are the main price assumptions for assessing the recoverability of oil & gas assets, stated in 2023 real terms for comparability with the IEA scenario:

	Nominal values			Values in real terms 2023
	2025	2025	2028	2030	2040	2050
Brent $/bbl	75	65	68	69	59	49
TTF natural gas price $mmBtu	13	10	9	7	6.6	6.3

This scenario does not differ significantly from the one adopted in the previous reporting year. Actual hydrocarbons prices utilized in the calculation of future revenues of oil&gas assets in the impairment review are derived from the main market benchmarks by applying specific price differentials estimated by the management to consider factors like crude qualities, different indexation mechanisms and regional price trends.

The discount rate of the future cash flows of the CGUs was estimated as the weighted average cost of equity (Ke) and net borrowings, based on the Capital Asset Pricing Model methodology. The cost of equity considers both a premium for the non-diversifiable market risk measured on the basis of the long-term returns of the S&P500, and an additional premium that considers exposure to operational risks of the countries of activity and the risks of the energy transition. For 2024, a Group cost of capital (“WACC”) of approximately 6% was estimated and was slightly lower than in 2023 due to a lower market risk premium and reduced yields on risk-free assets. The Group WACC is adjusted to account for the specific operational risks of each geography against the average portfolio, where oil&gas activities are conducted, by adding a corrective factor (WACC adjusted on a country-by-country basis).

The impairment test was performed at all the Group’s oil&gas CGUs based on the price scenario of management and the country WACCs, substantially confirming the carrying amounts of the properties, with the exception of certain oil assets in Congo and Alaska that were aligned to their lower fair values (€1,077 million and €803 million, respectively) as part of a portfolio review which resulted in a reduced management’s commitment at continuing development at long-lived assets which were put on sale and in a refocusing on core projects in line with the Group financial framework of capital discipline. Other minor impairment charges were recognized at assets in Italy and Turkmenistan (€213 million and €88 million, respectively) due to reserves revisions.

The value in use (VIU) of the oil&gas CGUs under the management’s scenario assumptions displayed a headroom (difference between VIU and book values) of approximately 68% of the assets’ carrying amounts, also discounting the expected expenses associated with the purchase of carbon credits as part of the Company’s strategy to decarbonize its oil&gas operations also through nature-based solutions of carbon offsets. Those sensitivity analyses included assets of all consolidated entities, joint ventures and associates, excluding Vår Energi ASA, Azule Energy Holdings Ltd and Ithaca Energy Plc. Considering the subjectivity of the assumptions underlying the estimate of the VIU, management has stress-tested its base case by applying the following sensitivity analyses to the assumptions underlying the oil&gas CGUs values-in-use of the base case: (i) a linear cut of -10% to hydrocarbon prices in all the years of the cash flow projections; (ii) a one-percentage point increase in the risk-adjusted WACCs applied in each country of operations; (iii) the projections of hydrocarbon prices and CO2 costs of the decarbonization scenario Net Zero Emission 2050 (NZE 2050) elaborated by IEA with forecast prices from 2030 onwards, which have been integrated by the pricing assumptions of the management’s four-year 2025-2028 industrial plan and linear interpolation of prices till 2030.

The values-in-use of oil&gas assets estimated under the different stress-test scenarios exhibit in their entirety a headroom over the assets book values; however, it is possible the incurrence of impairment losses as shown in the table below.

The results of those sensitivity tests expressed in terms of cumulated headroom of the oil&gas CGUs over their corresponding book values and potential pre-tax income statement impacts are as follows:

	Value in use of the O&G CGUs Headroom vs Carrying amounts	Possible impacts on the profit and loss account	Assumption at 2050 in real terms USD 2023
	Tax-deductible CO2 charges	€ billion	Brent price	European gas price	Cost of CO2
Eni's scenario	68%		49 $/bbl	6.3 $/mmBTU	CO2 costs projections in the EU/ETS + projections of forestry costs
10% haircut of Eni's prices assumptions	51%	(0.8)			CO2 costs projections in the EU/ETS + projections of forestry costs
Eni's scenario with +1% increase in WACC	60%	(0.1)			CO2 costs projections in the EU/ETS + projections of forestry costs
IEA NZE 2050 scenario	10%	(6.2)	25 $/bbl	4 $/mmBTU	250-180$ per tonne of CO2 (*)

(*) Range of values depending on advanced or emerging economies with or without net zero commitments. For low-income economies a lower cost is expected.

These sensitivities do not consider possible actions to mitigate a changed price environment, such as rescheduling and/or cancellation of planned development activities, contractual renegotiations, costs efficiencies or actions aimed at accelerating the pay-back period.

Sensitivity was not applied to Chemicals and Gas power generation business lines considering the immateriality of the residual book values of property, plant and equipment (€547 million and €862 million, respectively) and of economic-technical lives, while no impact can be associated for refineries considering that their book values are zero. Assets in the biorefinery business with a book value of €876 million have not been stress-tested because they are unaffected by transition risks.